  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

|X| Filed by the registrant

|_| Filed by a party other than the Registrant

(Check the appropriate box)

| | Preliminary proxy statement

|x|  Definitive  proxy statement only (as permitted by Rule 14a-6(e)(2))

|_|  Definitive  additional  materials

|_|  Soliciting material pursuant to §240.14a-11(c) or §240.14a-12

USChina Channel INC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

þ	No fee required.

o	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

o	Fee paid previously with preliminary materials.

o

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

USChina Channel INC

665 Ellsworth Avenue

New Haven, CT 06511

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 25, 2009

Dear Shareholder:

      You are cordially invited to attend the annual meeting of shareholders of USChina Channel Inc., which will be held at 665 Ellsworth Avenue, New Haven, CT 06511, on October 25, 2009, at 10:00 a.m. for the following purposes:

         1. To elect one (1) Director to hold office until 2010 Annual Meeting of stockholders or until his successor is duly elected and qualified or until his earlier resignation or removal.

    2. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof (under ordinary courses, any other matter from shareholder received before October 15, 2009, after discretionary authority of the Board following certain rules and regulations promulgated by

    SEC, will be posted on the Company's website as supplementary of the Company's proxy, while the others received after October 15, 2009 being possible to include in the next year's Proxy Statement).

     Only shareholders of record at the close of business on October 15, 2009, are entitled to notice of, and to vote at, this meeting by order of the Board of Directors.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice, which was posted on the Company's website, and sent to shareholders by e-mails. There will be no ordinary mail to deliver the Notice. For the shareholders whose e-mail addresses have not been kept by the Company will be informed by phone calls from the Company. The Company filed 10K with SEC for fiscal year ended June 30, 2009. The Form 10-K is not incorporated into this Proxy Statement and is not considered proxy-soliciting material. The 10K can be found from the SEC website by following link:

http://www.sec.gov/Archives/edgar/data/1367898/000136789809000003/0001367898-09-000003-index.htm

 We request all stockholders entitled to vote, even if planning to attend the annual meeting, to vote or submit a proxy by using the E-mail, and the telephone. Please vote your shares through any of these methods. You may revoke your proxy at any time before it is voted. If you attend the meeting and vote in person, your vote will supersede any proxy you may have previously authorized.

Sincerely yours,

/s/ Kin Yuet Li

Kin Yuet Li

Secretary

USCHINA CHANNEL INC

665 Ellsworth Avenue

New Haven, CT 06511

PROXY STATEMENT FOR 2009 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 25, 2009

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of USChina Channel INC (the “Company”), to be voted at the annual meeting of the shareholders of the Company, which will be held at 10:00 a.m. on October 25, 2009, at 665 Ellsworth Avenue, New Haven, CT 06511, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A shareholder may revoke a proxy by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date.

      Shareholders of record at the close of business on October 15, 2009 will be entitled to vote at the meeting on the basis of one vote for each share held. Currently, there are 1,220,556 shares of common stock outstanding, held of record by 42 shareholders.

1. ELECTION OF DIRECTOR AND MANAGEMENT INFORMATION

     The Company's Board of Directors currently consists of one member: Andrew Chien, founder of the Company.

     The Board recommends that stockholders vote in favor of the election of the following nominee, to serve as director of the Company until the next annual meeting of stockholders and until his successor has been duly elected and qualified or until his earlier resignation or removal.

Nominee:

     Andrew Chien, 64, was a founder of the Company and served as Chairman of the Board, Chief Executive Officer, and Chief Financial Officer since the Company's incorporation.

Business Experience of the Nominee:

     Andrew Chien is the founder of the Company, and has engaged in SEC file agency since June 2006. Mr. Chien was born in China and received his Bachelor of Science degree at The Jiangsu Institute of Technology, Zhengjiang, Jiangsu, China in 1968. He was gainfully employed for eighteen years in China until he came to the United States in 1986. In 1988, he received his Masters degree of Mathematics at the University of Rhode Island. In 1999, he became a US citizen. Since 1998, Mr. Chien has been a stock market day-trader and investor. His extensive education and professional experience in the both U.S. and in China make him a valuable asset to conduct business for the Company, as he can instinctively understand and negotiate the cultural differences between Chinese individuals and US. Mr. Chien is not an officer or director of any other public company.

Executive Compensation

     To date, we have no employees other than our officers, Mr. Chien, CEO, and Kin Yuet Li, Secretary. No officer, director or member of the Audit Committee has yet been paid any compensation. We currently have no formal employment agreements or other contractual arrangements with our Officer, Member of Audit Committee, Directors, or anyone else regarding the commitment of time or the payment of salaries or other remuneration.

     Mr. Chien will be compensated in the form of a service fee or charge paid from revenues generated by the Company's customers. The amount of his service charge is based upon: (1) primary responsibilities, (2) financial performance of the Company, (3) expected future financial performance of the

Company and (4) any other factors that are determined by the board of directors. The commencement of such compensation to Mr. Chien will also be determined at the discretion of our board of directors. The primary consideration when determining the timing of payments to Mr. Chien, if any, will be the financial condition of the Company. Specifically, we anticipate the board to authorize payment only when the Company realizes positive cash flow in any quarterly fiscal period. Mr. Chien's service charge will not exceed $150,000 in any fiscal year.

     At this time, we do not anticipate awarding stock options to anyone.

Security Ownership of Certain Beneficial Ownership Management

     We have set forth in the following table information, which is relative to our common stock beneficially owned on June 30, 2009 for:

(1) each shareholder we know to be the beneficial owner of 5% or more of our outstanding common stock;

(2) each of our executive officer and directors; and

(3) all executive officer and directors as a group.

Name and Address of      Amount of           Percent of Class

 Beneficial Owner      Beneficial Owner       Before Offering

Andrew Chien

665 Ellsworth Avenue      1,024,356*              84%

New Haven, CT 06511

Kin Yuet Li

Jackson Height, NY 11375      1,500               0.1%

  Total:                  1,025,856               84%

* Including that on May 14, 2008 the Company issued 24,356 shares to Officer Andrew Chien to offset total his free of interest loan of $12,178.

Change of Control Transactions

     The Company is not aware of any transactions resulting in a change of control during fiscal year 2009.

Vote Required and Board Recommendation

     The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required for approval of the proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      The deadline for stockholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for the next year's annual meeting of stockholders is 10 business days before the day of annual meeting. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by SEC, or published on the Company's website as the supplementary of Proxy if the submitted proposals is arriving after the Proxy is published. The date of next year's annual meeting of stockholders will be selected on some day of October 2009.

OTHER MATTERS

      The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

VOTE YOUR PROXY BY E-MAIL OR BY TELEPHONE!

     YOUR VOTE IS IMPORTANT! It's fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help USChina Channel INC reduce postage and proxy tabulation costs.

Please go to the proxy page of the company's website:

        http://www.uschinachannel.net/index/1

Read the accompanying Proxy Statement.

1. Vote Over the Internet:

    Copy the following vote card, and mark your selection;

    Sign the voter card,

    Send back by e-mail to:

         uschien@uschinachannel.net

2. Vote on the phone:

     Call (203) 844-0809 between 8:00 a.m. and 8:00 p.m. EST Monday to Friday before October 25, 2009.

By Order of the Board of Directors

Proxy Card

Please mark you votes as indicated [ X ]

		FOR election of nominee	WITHHOLD vote from nominee
1	Election of director: Andrew Chien	[_]	[_]

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Number of Representation:____________ Shares owned on October 15, 2009.

Print Name:________________   Print Name of Joint Owner: _______________________

Signature_______________	Signature if held jointly_______________	Dated:_________, 2009

2